UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 17, 2010

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(I.R.S. Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

At the Annual Meeting of Stockholders of Las Vegas Sands Corp. (the “Company”) held today, Mr. Sheldon G. Adelson, the Chairman and Chief Executive Officer of the Company, responded to various questions and expressed the following opinions:

1.	That Sands China Ltd, a majority-owned subsidiary of the Company, could generate between $1.0 and $1.2 billion in adjusted EBITDA in the year ended December 31, 2010.

2.	That the Company could generate on a consolidated basis as much as $3.0 billion of adjusted EBITDA for the year ended December 31, 2011.

The Company is unable to reconcile the projected adjusted EBITDA numbers set forth above to the comparable U.S. GAAP measures because it cannot currently estimate certain of the income statement items that are necessary to perform the reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 3, 2010

LAS VEGAS SANDS CORP.

By:	/s/ Gayle M. Hyman
Name: Gayle M. Hyman
Title: Senior Vice President and General Counsel